UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2020 (July 30, 2020)

1847 HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	333-193821	38-3922937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 521-4052
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, Neese, Inc. (“Neese”), a subsidiary of 1847 Holdings LLC, entered into a business loan agreement (the “Loan Agreement”) with Home State Bank (the “Lender”) on June 13, 2018 for a revolving line of credit, pursuant to which Neese issued a revolving promissory note to the Lender in the principal amount of $3,654,074 with an annual interest rate of 6.85% (the “Note”), which was to mature on July 20, 2020. Neese also entered into a commercial security agreement (the “Security Agreement”) with the Lender, pursuant to which the Note was secured by a security interest in certain assets of Neese.

On July 30, 2020, Neese entered into a change in terms agreement (the “Amendment”) with the Lender, pursuant to which: (i) the maturity date was extended to July 30, 2022; (ii) the interest rate was changed to 5.50%; (iii) Neese agreed to pay accrued interest in the amount of $95,970.42; (iv) Neese agreed to make payments of $30,000.00 beginning on September 30, 2020 and continuing thereafter on a monthly basis until maturity at which time a final interest payment is due; (v) Neese agreed to make a payment of $260,000.00 on December 30, 2020 and December 30, 2021; (vi) Neese agreed to make two new advances under the Note in the amounts $51,068.19 and $517,528.86 to repay in full Neese’s capital lease transactions due to Utica Leaseco LLC; (vii) Neese agreed to pay a loan fee of $17,500.00 at the time of signing the Amendment; and (viii) the Lender agreed to make a loan advance to checking for $17,500.00.

Except for the foregoing amendments, the terms of the Loan Agreement, the Note and the Security Agreement remain unchanged and in full force and effect.

The foregoing summary of the terms and conditions of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement attached hereto as Exhibits 10.4, which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Business Loan Agreement, dated June 13, 2018, between Neese, Inc. and Home State Bank (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K/A filed on July 12, 2018)
10.2	Promissory Note issued by Neese, Inc. in favor of Home State Bank on dated June 13, 2018 (incorporated by reference to Exhibit 10.2 to the Form 8-K/A filed on July 12, 2018)
10.3	Commercial Security Agreement, dated June 13, 2018, between Neese, Inc. and Home State Bank (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K/A filed on July 12, 2018)
10.4	Change in Terms Agreement, dated July 30, 2020, between Neese, Inc. and Home State Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2020	1847 HOLDINGS LLC

/s/ Ellery W. Roberts
Name: Ellery W. Roberts
Title: Chief Executive Officer

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